American Century California Tax-Free and Municipal Funds
PROSPECTUS SUPPLEMENT

CALIFORNIA TAX-FREE MONEY MARKET FUND * CALIFORNIA MUNICIPAL MONEY MARKET FUND
CALIFORNIA LIMITED-TERM TAX-FREE FUND * CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND * CALIFORNIA INSURED TAX-FREE FUND
CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated May 4, 2001 * Prospectus dated January 1, 2001

The following replaces the discussion on page 12 of the prospectus under the heading "How does the fund pursue its investment objectives?"

The fund managers invest primarily in long-term INSURED DEBT SECURITIES

*  These debt securities feature interest payments exempt from federal and
   California income taxes. Cities, counties and other municipalities in
   California and U.S. territories, such as Puerto Rico, usually issue these securities for public projects.

*  A debt security's insurance cannot be cancelled and guarantees interest and other payments will be made as scheduled.

The weighted average maturity of the fund is expected to be 10 years or longer.

The fund also may use futures contracts and options as part of its investment strategy.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or cash-equivalent securities. To the extent the fund assumes a defensive position, it will not be pursuing its investment objectives and may generate taxable income.

Additional information about the fund's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

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An INSURED DEBT SECURITY is a debt security that comes with insurance that guarantees interest and other payments will be made. The fund also may invest in debt securities that are rated in the highest category by an independent rating agency, or that have interest and principal payments secured by a special account holding U.S. government securities. The fund's primary focus on insurance features is essentially a way to pursue very high credit-quality standards.

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                                     (over)

The following replaces the section "Distributions" on page 23 of the Investor
Class prospectus.

Distributions

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities.

Money Market Funds

Each money market fund declares distributions from net income daily. These distributions are paid on the last business day of each month. Distributions are reinvested automatically in additional shares unless you choose another option.

Except as described in the next paragraph, you will begin to participate in fund distributions the next business day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem.

You will begin to participate in fund distributions on the day your instructions to purchase are received if you

*  notify us of your purchase prior to 11 a.m. Central time AND

*  pay for your purchase by bank wire transfer prior to 3 p.m. Central time on the same day.

Also, we will wire your redemption proceeds to you by the end of the business day if you request your redemption before 11 a.m. Central time.

Other Funds

Each fund pays distributions from net income monthly. Each fund generally pays capital gains distributions, if any, once a year, usually in December. A fund may make more frequent distributions, if necessary, to comply with Internal
Revenue Code provisions. Distributions are reinvested automatically in additional shares unless you choose another option.

You will participate in fund distributions, when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

We will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

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CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

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SH-SPL-24855   0105